UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-02675)

Exact name of registrant as specified in charter:	Putnam Tax Exempt Income Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2013

Date of reporting period :	October 1, 2012 — September 30, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PTAEX

Putnam Tax Exempt Income Fund

Annual report 9|30|13

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Tax Exempt
Income Fund

Annual report
9 | 30 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	14

Terms and definitions	16

Other information for shareholders	17

Important notice regarding Putnam’s privacy policy	18

Trustee approval of management contract	19

Financial statements	24

Federal tax information	55

About the Trustees	56

Officers	58

Consider these risks before investing: Capital gains, if any, are taxable for federal and, in most cases, state purposes. Income from federally tax-exempt funds may be subject to state and local taxes. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Tax-exempt bonds may be issued under the Internal Revenue Code only by limited types of issuers for limited types of projects. As a result, the fund’s investments may be focused in certain market segments and be more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Interest the fund receives might be taxable. The prices of bonds may fall or fail to rise over time for several reasons, including both general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Political events, including the 16-day partial shutdown of the federal government in October, have created an unpredictable environment for investors. Generally, investors prefer clarity, and the drawn-out political wrangling and lack of resolution of the budget and debt ceiling have obscured the way forward for many.

Still, markets have shown remarkable resiliency this year, with the S&P 500 Index up approximately 25% as of October 31, 2013. Corporate balance sheets appear to be healthy, and profits remain strong. Moreover, the Federal Reserve has pledged to maintain an aggressive monetary stimulus policy until the U.S. economic recovery establishes a firm footing.

Of course, it is impossible to predict political and economic outcomes, but we know from past experience the value of maintaining a long-term perspective when it comes to investing. At Putnam, our investment professionals combine in-depth fundamental research, active investing, and risk management strategies that can serve investors well in any market. By integrating investment innovation with alternative approaches, we offer a diverse set of products for a wide range of financial goals.

We also strongly emphasize the importance of seeking the guidance of a financial advisor who can help you work toward your investment goals, based on your individual time horizon and tolerance for risk.

We would like to welcome new shareholders of the fund and to thank you for investing with Putnam. We would also like to extend our thanks to Elizabeth Kennan, who has retired from the Board of Trustees, for her 20 years of dedicated service.

Putnam Tax Exempt Income Fund

Municipal bonds can play a key role in a tax-smart investment plan

Municipal bonds finance important public projects, such as schools, roads, and hospitals, and they can help investors keep more of the income they receive from their investment. Putnam Tax Exempt Income Fund offers an additional advantage — the flexibility to invest in municipal bonds issued by any state in the country.

The income from a municipal bond is generally exempt from federal income tax. The bonds are backed by either the issuing city, town, or other government entity or by revenues collected from usage fees.

The fund's portfolio managers can select bonds from a variety of state and local governments. Because a state's fiscal health can affect the prices of its bonds, this flexibility is a distinct advantage.

The fund's portfolio managers have worked together at Putnam since 1994.

Thalia Meehan, CFA®
Portfolio Manager

Paul M. Drury, CFA®
Portfolio Manager

Susan A. McCormack, CFA®
Portfolio Manager

Municipal bonds' tax benefits can make their income even more attractive

Index-based yields as of 9/30/13 (annual after-tax income generated by a hypothetical $100,000 investment)

Pretax yield
Taxable-equivalent yield
6%
5%
4%
3%
2%
1%
0%
0.23% ($130)
1.24% ($702)
3.19% ($1,806)
5.44% ($3,080)
Three-month CDs
Treasuries
Investment-grade corporates
Municipal bonds

Source: Putnam, as of 9/30/13. Past performance is no guarantee of future results. Yields for Treasuries, investment-grade corporates, and municipal bonds are represented by the average "yield to worst" — a calculation of the lowest possible yield generated without defaulting — of the Barclays U.S. Treasury Index, the Barclays U.S. Credit Index, and the Barclays Municipal Bond Index, respectively. You cannot invest in an index. Yields on three-month CDs are the national average as reported by Bloomberg. Unlike other investments that incur more risk, the interest and principal value of CDs are fixed and are insured by the FDIC up to $250,000. Bonds incur investment risk; CDs do not. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Income from municipal bonds may be subject to the alternative minimum tax. Taxable equivalent yield and annual after-tax income are based on a 43.40% federal income tax rate. This rate reflects the American Taxpayer Relief Act of 2012 and includes the 3.80% Medicare surtax.

Defaults in the municipal bond market have been a relative rarity

Five-year average cumulative default rates, all rated securities

10%
8%
6%
4%
2%
0%
0.06%
7.61%
Municipal bonds
Corporate bonds

Source: Moody's, U.S. Municipal Bond Defaults and Recoveries, 1986–2012 (May 2013).

2 Tax Exempt Income Fund

Tax Exempt Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, Barclays Municipal Bond Index, was introduced on 12/31/79, which post-dates the inception of the fund’s class A shares.

4	Tax Exempt Income Fund

Interview with your fund’s portfolio manager

What was the market environment like for municipal bonds during the 12 months ended September 30, 2013?

During the early months of the fund’s fiscal year, the investment environment was positive for municipal bonds. Demand remained high, supply was relatively tight, and fundamentals in the municipal market continued to improve. As calendar year 2012 came to a close, however, investor uncertainty surrounding the fiscal cliff led to a sell-off. By way of background, as part of the 2011 debt-ceiling negotiations, Congress had scheduled $1.2 trillion in tax increases and spending cuts to begin taking effect on January 1, 2013. In the end, existing tax rates were preserved for most taxpayers, but the political gridlock leading up to the final legislation sent some investors to the sidelines to wait for greater clarification.

Although the outcome provided some clarity around tax rates for 2013, the municipal market had somewhat muted performance during the first quarter of 2013. This past spring, however, continued improvement in U.S. economic growth raised concerns that the Federal Reserve would pare back its stimulative bond-buying program, known as quantitative easing [QE]. In a sell-off from May into July, interest rates rose and yield curves steepened globally.

The debate about the pace of tapering the QE program — and its eventual end — preoccupied

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/13. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on pages 16–17.

Tax Exempt Income Fund	5

financial markets for the balance of the reporting period and contributed to a challenging environment for municipal bonds. Rates continued to climb during the summer months before a late-period rally in September. Overall, the municipal bond yield curve steepened. The upward trend in rates hurt performance because bond prices tend to move in the opposite direction of rates.

Technical pressures — that is, supply-and-demand dynamics — also created a headwind in the final months of the period. Faced with the prospect of higher interest rates, many retail investors sold their municipal bond investments. In addition, Detroit’s bankruptcy and Puerto Rico’s debt challenges added to investor fears. In September, however, the technical backdrop improved somewhat. Municipal bond prices rallied as demand from price-conscious retail and non-traditional, or crossover, buyers picked up, and outflows from municipal bond funds slowed. In addition, there was a significant reduction in refunding activity across the municipal bond market. This combination of diminished supply and somewhat better demand proved to be a tailwind for municipal bond prices in September.

Ultimately, at its September 2013 meeting, the Fed surprised many observers by its decision not to reduce QE, keeping interest rates unchanged. Municipal bond prices generally rallied after the Fed’s announcement.

Top ten state allocations are shown as a percentage of the fund’s net assets as of 9/30/13. Investments in Puerto Rico represented 1.8% of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	Tax Exempt Income Fund

Against this backdrop, Putnam Tax Exempt Income Fund lagged its benchmark, the Barclays Municipal Bond Index, but outperformed the average return of its Lipper peer group.

What are your thoughts on the recent rate volatility and the U.S. economy?

In our opinion, the Fed concluded this past spring that the economy had entered a much healthier phase than when the latest round of QE began in late 2012, and that if the pace of improvement continued, it would be prudent to begin dialing back its bond-buying program. However, at its September meeting, the central bank decided to wait for further evidence of improvement in economic growth and the labor market before setting a timetable for tapering. In short, Fed officials now appear more concerned about softness in recent economic data. We also believe the central bank may be more worried than

Credit qualities are shown as a percentage of the fund’s net assets as of 9/30/13. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating. Ratings may vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. The fund itself has not been rated by an independent rating agency.

Tax Exempt Income Fund	7

investors about fiscal issues at the federal level, given recent market performance.

Although the political stand-off around the federal debt ceiling has been temporarily resolved, there is certainly the chance that similar events will be repeated in early 2014. For now, we expect the markets to refocus on economic data over the near term.

How are you managing the risk posed by higher interest rates?

We expect continued pressure on interest rates and yield spreads as investors adjust their expectations about Fed policy. However, we believe it is unlikely that rates are going to suddenly spike as they did in May and June of 2013. If yields rise more than economic fundamentals seem to warrant, we may view it as an opportunity to add what we consider to be attractively valued securities to the fund. To prepare for this possibility, the fund has a slightly shorter duration, or interest-rate sensitivity, than the average among its Lipper peer group.

Periods of high volatility, although unpleasant for investors, may offer attractive buying opportunities. Tax-exempt yields, in our opinion, are more attractive now given the sharp rise in rates. In fact, we have not seen yields at this level since 2011. We believe our fundamental research will help to unlock these opportunities and provide return potential. The municipal bond market is exceptionally diverse, composed of small issuers, complex instruments, and an array of market participants with varying return objectives. We believe this market dynamic presents inefficiencies that can make attractive investment opportunities.

Is the default rate in the municipal bond market still low by historic standards?

For calendar year 2012, bankruptcy filings represented approximately 0.12% of the $3.7 trillion municipal bond market, and

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Tax Exempt Income Fund

they remained near this rate during 2013 as well. This default rate is in line with historical averages, and we do not believe defaults will increase meaningfully in the near future.

In our opinion, the significance of defaults and downgrades is the headline risk that emerges from occasional isolated incidents of insolvency. For example, Puerto Rico was downgraded by Moody’s last year, and by Standard & Poor’s this past spring. Puerto Rico’s debt is widely held, and the considerable negative coverage of Puerto Rico’s strained economy led to a heavy sell-off in August. Puerto Rico’s government has since taken measures to mend its credit profile, notably with proposals for pension reform. Despite these reforms, Puerto Rico’s credit rating is likely to remain pressured due to its struggling economy.

Also, the City of Detroit filed for Chapter 9 bankruptcy in July. Detroit’s filing was a large headline event, but it is something that the market had expected for some time. Although there is some near-term headline risk, we feel that the Chapter 9 filing is isolated, and we expect a negligible impact on the broader municipal market. At the same time, we continue to monitor the legal proceedings because they have the potential to set new precedents that can influence the market.

Given improvements in state budget forecasts, Moody’s revised its outlook for U.S. states in August to “stable” after five years of negative ratings. Credit quality at the state level remains quite high, with 30 of the 50 states holding either an Aaa or Aa1 rating, the two highest possible ratings. On balance, we think the outlook is stabilizing, given the improvement in employment, economic growth, and consumer confidence data — all of which have contributed to rising tax collections.

How did you position the portfolio during the period?

We identified what we considered improving fundamentals and still-attractive spreads in the market and sought to benefit from them. For example, revenue credits — typically issued by state and local governments to finance a specific revenue-generating project — fared well, in our view. To this end, we maintained our overweight position in revenue bonds rated BBB. While we believed that the budget challenges faced by many municipalities were significant, we were confident that conditions would improve as long as the broader economy did not stall. Our overweight to essential service revenue bonds was offset by the fund’s underweight positioning in local G.O. [general obligation] bonds — securities issued at the city or county level. As the federal government looks to reduce transfer payments to the states, we believe that these types of bonds are at risk for downgrades or other headline-driven price volatility. In terms of sectors, relative to the fund’s benchmark, we favored airlines, higher education, utility, and health-care bonds.

Overall, this credit positioning helped the fund’s performance during the period. The shorter-duration interest-rate positioning also benefited returns, as interest rates moved higher starting in May.

As we enter the fourth quarter, and the fund’s new fiscal year, what is your outlook for the municipal bond market?

We continue to have a constructive outlook for municipal bonds, especially as part of a diversified portfolio and for long-term investors seeking tax-free income. The second half of the reporting period proved to be a volatile time for municipal bonds, and market conditions remain less than robust. It’s worth noting , however, that while spreads are much narrower than they were at their peak, we believe the recent sell-off has created

Tax Exempt Income Fund	9

more attractive opportunities in a dislocated municipal market.

In our view, technical factors in the market are the big wild card. Tax-exempt municipal fund outflows have put downward pressure on prices. Although we have seen some institutional crossover buyers come into the market to help support prices, we think it is unlikely that we will see volatility subside until outflows and rate volatility diminish. As I mentioned previously, the overall fundamental credit outlook of municipal bonds appears solid, in our view. With regard to tax policy, while investors gained certainty on tax rates for 2013, many issues remain unresolved, including the debt ceiling and the potential for broader tax reform — both of which could affect the value of municipal bonds. As always, we are monitoring the situation closely and positioning the portfolio accordingly, based on our analysis.

Thank you, Thalia, for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Thalia Meehan holds a B.A. from Williams College. A CFA charterholder, Thalia joined Putnam in 1989 and has been in the investment industry since 1983.

In addition to Thalia, your fund’s portfolio managers are Paul M. Drury, CFA®, and Susan A. McCormack, CFA®.

IN THE NEWS

With the U.S. Federal Reserve facing the formidable challenge of starting to unwind its unprecedented monetary stimulus program, President Barack Obama in October nominated Janet Yellen to chair the world’s most powerful central bank. Ben Bernanke completes his second four-year term as Fed chairman on January 31, 2014. If she receives congressional confirmation, Yellen, vice chairman of the Fed since 2010 and a key architect of the central bank’s $85-billion-a-month asset-purchase program, would become the first woman to lead the central bank in its 100-year history. Bernanke, who led the Fed in its efforts to help the U.S. economy withstand the worst financial crisis since the 1930s, has said that the central bank will not taper its monthly bond purchases until U.S. economic data, particularly with respect to employment, show further improvement. The Fed has also pledged to hold short-term interest rates near zero until the nation’s unemployment rate, which stood at 7.2% as of September 30, 2013, reaches 6.5%, provided inflation remains in check.

10	Tax Exempt Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2013, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/13

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(12/31/76)		(1/4/93)		(7/26/99)		(2/16/95)		(1/2/08)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Annual average
(life of fund)	6.62%	6.51%	5.84%	5.84%	5.77%	5.77%	6.22%	6.12%	6.67%

10 years	47.41	41.51	38.69	38.69	36.32	36.32	43.35	38.69	49.58
Annual average	3.96	3.53	3.32	3.32	3.15	3.15	3.67	3.32	4.11

5 years	32.72	27.41	28.78	26.78	27.69	27.69	30.95	26.69	34.46
Annual average	5.82	4.96	5.19	4.86	5.01	5.01	5.54	4.85	6.10

3 years	9.84	5.44	7.76	4.86	7.40	7.40	9.02	5.47	10.67
Annual average	3.18	1.78	2.52	1.59	2.41	2.41	2.92	1.79	3.44

1 year	–3.37	–7.24	–3.99	–8.64	–4.13	–5.06	–3.64	–6.77	–3.15

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class B, C, M, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

Tax Exempt Income Fund	11

Comparative index returns For periods ended 9/30/13

		Lipper General & Insured
	Barclays Municipal	Municipal Debt Funds
	Bond Index	category average*

Annual average (life of fund)	—†	5.87%

10 years	53.78%	42.56
Annual average	4.40	3.59

5 years	33.71	31.17
Annual average	5.98	5.56

3 years	10.03	9.40
Annual average	3.24	3.03

1 year	–2.21	–3.44

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/13, there were 257, 225, 207, 161, and 9 funds, respectively, in this Lipper category.

† The fund’s benchmark, Barclays Municipal Bond Index, was introduced on 12/31/79, which post-dates the inception of the fund’s class A shares.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $13,869 and $13,632, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $13,869. A $10,000 investment in the fund’s class Y shares would have been valued at $14,958.

12	Tax Exempt Income Fund

Fund price and distribution information For the 12-month period ended 9/30/13

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	12		12	12	12		12

Income [1]	$0.343512		$0.286817	$0.273277	$0.318112		$0.363013

Capital gains [2]	—		—	—	—		—

Total	$0.343512		$0.286817	$0.273277	$0.318112		$0.363013

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Share value	charge	charge	value	value	charge	charge	value

9/30/12	$9.08	$9.46	$9.08	$9.10	$9.11	$9.42	$9.10

9/30/13	8.44	8.79	8.44	8.46	8.47	8.75	8.46

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Current rate (end of period)	charge	charge	value	value	charge	charge	value

Current dividend rate [3]	4.36%	4.19%	3.71%	3.55%	4.05%	3.92%	4.57%

Taxable equivalent [4]	7.70	7.40	6.55	6.27	7.16	6.93	8.07

Current 30-day SEC yield [5]	N/A	3.04	2.55	2.40	N/A	2.80	3.38

Taxable equivalent [4]	N/A	5.37	4.51	4.24	N/A	4.95	5.97

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 43.40% federal tax rate for 2013. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Tax Exempt Income Fund	13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Total annual operating expenses for the fiscal
year ended 9/30/12	0.75%	1.38%	1.53%	1.03%	0.53%

Annualized expense ratio for the six-month
period ended 9/30/13*	0.75%	1.38%	1.53%	1.03%	0.53%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from April 1, 2013, to September 30, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$3.68	$6.76	$7.49	$5.05	$2.60

Ending value (after expenses)	$955.80	$952.70	$952.10	$955.70	$955.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14	Tax Exempt Income Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2013, use the following calculation method. To find the value of your investment on April 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$3.80	$6.98	$7.74	$5.22	$2.69

Ending value (after expenses)	$1,021.31	$1,018.15	$1,017.40	$1,019.90	$1,022.41

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Tax Exempt Income Fund	15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

16	Tax Exempt Income Fund

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2013, Putnam employees had approximately $400,000,000 and the Trustees had approximately $96,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Tax Exempt Income Fund	17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18	Tax Exempt Income Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2013, subject to certain changes in the sub-management contract noted below. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund

Tax Exempt Income Fund	19

shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered administrative revisions to your fund’s sub-management contract. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. The Independent Trustees’ approval of this recommendation was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and

20	Tax Exempt Income Fund

(ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 2nd quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 3rd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average

Tax Exempt Income Fund	21

for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their total returns with the returns of selected investment benchmarks or targeted returns. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper General & Insured Municipal Debt Funds) for the one-year, three-year and five-year periods ended December 31, 2012 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd

Three-year period	2nd

Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2012, there were 252, 225 and 200 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under

22	Tax Exempt Income Fund

the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Tax Exempt Income Fund	23

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24	Tax Exempt Income Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Tax Exempt Income Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Tax Exempt Income Fund (the fund), including the fund’s portfolio, as of September 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Tax Exempt Income Fund as of September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 13, 2013

Tax Exempt Income Fund	25

The fund’s portfolio 9/30/13

Key to holding’s abbreviations

ABAG Association Of Bay Area Governments	G.O. Bonds General Obligation Bonds
AGM Assured Guaranty Municipal Corporation	GNMA Coll. Government National Mortgage
AGO Assured Guaranty, Ltd.	Association Collateralized
AMBAC AMBAC Indemnity Corporation	NATL National Public Finance Guarantee Corp.
Cmnwlth. of PR Gtd. Commonwealth of	PSFG Permanent School Fund Guaranteed
Puerto Rico Guaranteed	Radian Insd. Radian Group Insured
COP Certificates of Participation	SGI Syncora Guarantee, Inc.
FGIC Financial Guaranty Insurance Company	U.S. Govt. Coll. U.S. Government Collateralized
FHLMC Coll. Federal Home Loan Mortgage	VRDN Variable Rate Demand Notes, which are
Corporation Collateralized	floating-rate securities with long-term maturities,
FNMA Coll. Federal National Mortgage	that carry coupons that reset and are payable upon
Association Collateralized	demand either daily, weekly or monthly. The rate
shown is the current interest rate at the close of the
FRB Floating Rate Bonds: the rate shown is	reporting period.
the current interest rate at the close of the
reporting period

MUNICIPAL BONDS AND NOTES (98.3%)*	Rating**	Principal amount	Value

Alabama (0.9%)
AL Hsg. Fin. Auth. Rev. Bonds (Single Fam.
Mtge.), Ser. G, GNMA Coll., FNMA Coll., FHLMC
Coll., 5 1/2s, 10/1/37	Aaa	$395,000	$397,571

Courtland, Indl. Dev. Board Env. Impt. Rev. Bonds
(Intl. Paper Co.), Ser. A, 5s, 11/1/13	BBB	1,500,000	1,505,220

Cullman Cnty., Hlth. Care Auth. Rev. Bonds
(Cullman Regl. Med. Ctr.), Ser. A, 7s, 2/1/36	Ba1	3,750,000	3,897,675

Selma, Indl. Dev. Board Rev. Bonds (Gulf
Opportunity Zone Intl. Paper Co.), Ser. A,
6 1/4s, 11/1/33	BBB	3,500,000	3,745,595

			9,546,061
Arizona (1.7%)
Casa Grande, Indl. Dev. Auth. Rev. Bonds (Casa
Grande Regl. Med. Ctr.), Ser. A, 7 5/8s, 12/1/29	BB–/P	2,850,000	2,817,026

Coconino Cnty., Poll. Control Rev. Bonds (Tucson
Elec. Pwr. Co. — Navajo), Ser. A, 5 1/8s, 10/1/32	Baa2	2,000,000	1,982,020

Glendale, Indl. Dev. Auth. Rev. Bonds (Midwestern
U.), 5 1/8s, 5/15/40	A–	3,500,000	3,497,270

Maricopa Cnty., Poll. Control Rev. Bonds (El Paso
Elec. Co.), Ser. A, 7 1/4s, 2/1/40	Baa2	3,300,000	3,649,701

Mesa, St. & Hwy. Rev. Bonds
5s, 7/1/22	AA	2,000,000	2,277,520
5s, 7/1/21	AA	1,500,000	1,709,220

Salt Verde, Fin. Corp. Gas Rev. Bonds,
5 1/2s, 12/1/29	A–	1,750,000	1,876,298

			17,809,055
Arkansas (0.1%)
Rogers, Rev. Bonds (Sales and Use Tax),
3 3/4s, 11/1/34	AA	615,000	618,795

			618,795

26	Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.3%)* cont.	Rating**	Principal amount	Value

California (10.5%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds
(Episcopal Sr. Cmntys.), Ser. A, 5s, 7/1/42	BBB	$1,300,000	$1,138,852

Bay Area Toll Auth. of CA Rev. Bonds (San
Francisco Bay Area), Ser. F-1, 5s, 4/1/39	AA	5,000,000	5,137,550

CA Edl. Fac. Auth. Rev. Bonds
(U. of the Pacific), 5s, 11/1/36	A2	1,865,000	1,871,863
(U. of the Pacific), U.S. Govt. Coll., 5s, 11/1/36
(Prerefunded, 11/1/15)	AAA/P	135,000	148,163
(U. of La Verne), Ser. A, 5s, 6/1/35	Baa2	2,000,000	1,859,820
(Pacific U.), Ser. A, 5s, 11/1/30	A2	750,000	786,525
(Lutheran U.), Ser. C, 5s, 10/1/24	Baa1	1,215,000	1,220,249

CA Hsg. Fin. Agcy. Rev. Bonds (Home Mtge.),
Ser. K, 4 3/4s, 8/1/36	A	5,750,000	5,260,675

CA Infrastructure & Econ. Dev. Bank Rev.
Bonds (Science Ctr. Phase II), Ser. B, FGIC,
NATL, 5s, 5/1/23	A	640,000	656,614

CA Muni. Fin. Auth. COP (Cmnty. Hosp. Central
CA), 5 1/4s, 2/1/37	Baa2	2,600,000	2,453,048

CA Muni. Fin. Auth. Rev. Bonds (Biola U.),
5 7/8s, 10/1/34	Baa1	1,500,000	1,552,860

CA Poll. Control Fin. Auth. Rev. Bonds (Wtr.
Furnishing), 5s, 11/21/45	Baa3	3,000,000	2,518,890

CA State G.O. Bonds
6 1/2s, 4/1/33	A1	5,000,000	5,938,900
5 3/4s, 4/1/31	A1	15,000,000	16,673,700
5 1/2s, 3/1/40	A1	10,300,000	10,979,800
FGIC, NATL, 5s, 6/1/26	A1	5,000,000	5,429,100

CA State Dept. of Wtr. Resources Rev. Bonds
(Central Valley), Ser. AE, 5s, 12/1/29	AAA	5,000,000	5,539,600

CA State Pub. Wks. Board Rev. Bonds
Ser. I-1, 6 1/8s, 11/1/29	A2	2,000,000	2,327,920
Ser. A-1, 6s, 3/1/35	A2	3,100,000	3,566,457
(Capital Projects), Ser. A, 5s, 4/1/29	A2	3,605,000	3,788,206

Corona-Norco, School Dist. Pub. Fin. Auth. Special
Tax Bonds, Ser. A, 5s, 9/1/35	BBB+	585,000	562,384

Los Angeles, Unified School Dist. G.O. Bonds,
Ser. I, 5s, 7/1/26	Aa2	5,000,000	5,446,700

M-S-R Energy Auth. Rev. Bonds, Ser. A,
6 1/2s, 11/1/39	A–	2,250,000	2,607,953

Port of Oakland, Rev. Bonds (Sr. Lien), Ser. P
5s, 5/1/33	A+	1,240,000	1,245,964
5s, 5/1/31	A+	1,000,000	1,015,290

Riverside Cnty., Asset Leasing Corp. Rev. Bonds
(Riverside Cnty. Hosp.), NATL, zero %, 6/1/25	A2	4,000,000	2,220,880

Sacramento, City Fin. Auth. Tax Alloc. Bonds,
Ser. A, FGIC, NATL, zero %, 12/1/22	A	7,500,000	4,861,050

Sacramento, Muni. Util. Dist. Rev. Bonds, Ser. X,
5s, 8/15/28	AA–	1,650,000	1,784,640

Tax Exempt Income Fund	27

MUNICIPAL BONDS AND NOTES (98.3%)* cont.	Rating**	Principal amount	Value

California cont.
Sacramento, Regl. Trans. Dist. Rev.
Bonds (Farebox)
5s, 3/1/27	A2	$500,000	$524,680
5s, 3/1/25	A2	1,000,000	1,069,790

San Francisco City & Cnty. Arpt. Comm. Intl. Arpt.
Rev. Bonds, 5s, 5/1/29	A1	200,000	213,946

Solano, Cmnty. College Dist. G.O. Bonds (Election
of 2002), Ser. B, FGIC, NATL, zero %, 8/1/26	Aa3	9,560,000	5,144,618

Turlock, Irrigation Dist. Rev. Bonds,
Ser. A, 5s, 1/1/40	A+	4,000,000	4,012,440

			109,559,127
Colorado (1.5%)
CO Hlth. Fac. Auth. Rev. Bonds
(Evangelical Lutheran Good Samaritan Society),
5 1/2s, 6/1/33	A3	650,000	659,679
(Valley View Assn.), 5 1/4s, 5/15/42	BBB+	1,500,000	1,467,315
(Evangelical Lutheran), 5 1/4s, 6/1/22	A3	1,000,000	1,031,460
(Covenant Retirement Cmnty.), Ser. A,
5s, 12/1/33	BBB–	1,650,000	1,519,898
(Evangelical Lutheran), 5s, 6/1/16	A3	625,000	640,425

Denver City & Cnty., Arpt. Rev. Bonds
(Sub. Syst.), Ser. A, 5 1/2s, 11/15/31	A2	1,925,000	2,003,675
Ser. A, 5s, 11/15/28	A1	1,500,000	1,543,065

E-470 CO Pub. Hwy. Auth. Rev. Bonds
Ser. C1, NATL, 5 1/2s, 9/1/24	A	1,750,000	1,828,960
Ser. A, NATL, zero %, 9/1/34	A	13,000,000	3,997,240

Regl. Trans. Dist. Rev. Bonds (Denver Trans.
Partners), 6s, 1/15/41	Baa3	750,000	756,563

			15,448,280
Delaware (1.2%)
DE State Econ. Dev. Auth. Rev. Bonds
(Delmarva Pwr.), 5.4s, 2/1/31	BBB+	1,700,000	1,798,192
(Indian River Pwr.), 5 3/8s, 10/1/45	Baa3	4,200,000	3,953,208

DE State Hlth. Facs. Auth. VRDN (Christiana
Care), Ser. A, 0.05s, 10/1/38	VMIG1	6,580,000	6,580,000

			12,331,400
District of Columbia (1.7%)
DC G.O. Bonds, Ser. A, AGM, 5s, 6/1/26
(Prerefunded 6/1/15)	Aa2	5,005,000	5,388,383

DC Rev. Bonds
(Howard U.), Ser. A, 6 1/2s, 10/1/41	A–	5,000,000	5,480,350
(Kipp Charter School), 6s, 7/1/33	BBB+	230,000	241,038

DC Ballpark Rev. Bonds, Ser. B-1, FGIC,
NATL, 5s, 2/1/25	A2	1,035,000	1,050,825

DC U. Rev. Bonds (Gallaudet U.)
5 1/2s, 4/1/41	A+	2,000,000	2,068,180
5 1/2s, 4/1/34	A+	1,000,000	1,051,980

Metro. Washington, Arpt. Auth. Dulles Toll Rd.
Rev. Bonds (Metrorail), Ser. A, zero %, 10/1/37	Baa1	11,000,000	2,512,290

			17,793,046

28	Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.3%)* cont.	Rating**	Principal amount	Value

Florida (7.8%)
Brevard Cnty., Hlth. Care Fac. Auth. Rev. Bonds
(Health First, Inc.), 7s, 4/1/39	A3	$4,000,000	$4,334,320

Cape Coral, Wtr.& Swr. Rev. Bonds, AMBAC,
5s, 10/1/26	A1	2,500,000	2,631,175

Double Branch Cmnty. Dev. Dist. Special
Assessment Bonds, Ser. A-1, 4 1/4s, 5/1/34	A–	890,000	740,453

FL Hsg. Fin. Corp. Rev. Bonds
Ser. G, GNMA Coll., FNMA Coll., FHLMC Coll.,
5 3/4s, 1/1/37	Aa1	415,000	438,448
(Homeowner Mtge.), Ser. 2, GNMA Coll, FNMA
Coll, FHLMC Coll., 4.95s, 7/1/37	Aa1	995,000	1,014,412

FL State Board of Ed. G.O. Bonds (Capital Outlay
2011), Ser. F, 5s, 6/1/30	AAA	1,550,000	1,674,682

FL State Muni. Pwr. Agcy. Rev. Bonds, Ser. A,
5s, 10/1/31	A2	3,300,000	3,428,370

Hernando Cnty., Rev. Bonds (Criminal Justice
Complex Fin.), FGIC, NATL, 7.65s, 7/1/16	A	17,175,000	19,663,658

Hillsborough Cnty., Cmnty. Investment
Tax Rev. Bonds, AMBAC, 5s, 5/1/24
(Prerefunded 11/1/13)	AA	1,250,000	1,267,175

Lee Cnty., Rev. Bonds, SGI, 5s, 10/1/25	Aa2	5,500,000	5,992,360

Leesburg, Cap. Impt. Rev. Bonds, FGIC, NATL,
5 1/4s, 10/1/27 (Prerefunded 10/1/14)	A1	1,600,000	1,679,904

Miami-Dade Cnty., G.O. Bonds (Parks Program),
NATL, 5s, 11/1/25	Aa2	5,000,000	5,320,550

Miami-Dade Cnty., Aviation Rev. Bonds, Ser. B,
5s, 10/1/41	A2	5,000,000	5,005,850

Miami-Dade Cnty., Expressway Auth. Toll Syst.
Rev. Bonds, Ser. B, FGIC, NATL, 5 1/4s, 7/1/26
(Prerefunded 7/1/14)	A	3,000,000	3,112,170

Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds
(Acts Retirement-Life Cmnty.), 5 1/2s, 11/15/33	BBB+	5,000,000	4,939,750

Palm Coast Pk. Cmnty. Dev. Dist. Special Assmt.
Bonds, 5.7s, 5/1/37	B–/P	270,000	169,657

Pinellas Cnty., Edl. Fac. Auth. Rev. Bonds (Barry
U.), 5 1/4s, 10/1/30	BBB	1,300,000	1,274,234

South Broward, Hosp. Dist. Rev. Bonds, NATL,
4 3/4s, 5/1/28	Aa3	2,000,000	2,055,520

St. Lucie Cnty., School Board COP, Ser. A, AGM,
5s, 7/1/23 (Prerefunded 7/1/14)	Aa3	4,300,000	4,452,779

Sumter Cnty., School Dist. Rev. Bonds (Multi-Dist.
Loan Program), AGM, 7.15s, 11/1/15 (Escrowed
to maturity)	AA–	4,800,000	5,451,408

Sunrise, Util. Syst. Rev. Bonds, AMBAC
5.2s, 10/1/22	AA–	3,405,000	3,743,423
5.2s, 10/1/22 (Prerefunded 10/1/20)	AA–	2,590,000	3,019,811

			81,410,109

Tax Exempt Income Fund	29

MUNICIPAL BONDS AND NOTES (98.3%)* cont.	Rating**	Principal amount	Value

Georgia (2.0%)
Atlanta, Arpt. Rev. Bonds
Ser. C, 5 7/8s, 1/1/24	A1	$1,895,000	$2,241,861
(Hartsfield-Jackson Intl. Arpt.),
Ser. A, 5s, 1/1/35	A1	2,000,000	2,049,400

Atlanta, Wtr. & Waste Wtr. Rev. Bonds, Ser. A,
6 1/4s, 11/1/39	Aa3	4,500,000	5,008,005

Forsyth Cnty., Hosp. Auth. Rev. Bonds (Baptist
Hlth. Care Syst.), U.S. Govt. Coll., 6 1/4s, 10/1/18
(Escrowed to maturity)	AA+	665,000	741,309

Fulton Cnty., Dev. Auth. Rev. Bonds (GA Tech
Athletic Assn.), Ser. A, 5s, 10/1/42	A2	2,250,000	2,275,988

GA State Private College & U. Auth. Rev. Bonds
(Emory U.), Ser. B, 5s, 9/1/29	Aa2	2,250,000	2,455,088

Main St. Natural Gas, Inc. Rev. Bonds (GA Gas),
Ser. A, 5 1/2s, 9/15/21	A–	370,000	417,675

Marietta, Dev. Auth. Rev. Bonds (U. Fac. —
Life U., Inc.), 7s, 6/15/39	Ba3	3,450,000	3,524,037

Richmond Cnty., Dev. Auth. Rev. Bonds
(Amt.-Intl. Paper Co.), Ser. A, 6 1/4s, 2/1/25	BBB	1,950,000	1,957,644

			20,671,007
Guam (0.1%)
Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A
5s, 10/1/34	BBB	200,000	195,676
5s, 10/1/30	AA–	500,000	515,710

			711,386
Illinois (4.7%)
Chicago, G.O. Bonds, Ser. A, 5s, 1/1/33	A+	6,000,000	5,735,220

Chicago, O’Hare Intl. Arpt. Rev. Bonds
Ser. A, 5 3/4s, 1/1/39	A2	1,650,000	1,718,195
Ser. F, 5s, 1/1/40	A2	3,700,000	3,589,222

Chicago, Wtr. Rev. Bonds
5s, 11/1/42	AA–	3,000,000	2,941,290
AGM, 5s, 11/1/25	AA–	4,750,000	5,053,715

Cook Cnty., G.O. Bonds, Ser. B, NATL, 5s,
11/15/29 (Prerefunded 11/15/14)	AA	1,250,000	1,316,600

IL Edl. Fac. Auth. Rev. Bonds (Northwestern U.),
5s, 12/1/33	Aaa	2,250,000	2,258,865

IL Fin. Auth. Rev. Bonds
(Rush U. Med. Ctr.), Ser. B, 7 1/4s, 11/1/38	A2	2,520,000	2,928,064
(Silver Cross Hosp. & Med. Ctr.), 7s, 8/15/44	BBB–	5,500,000	5,962,825
(IL Rush U. Med. Ctr.), Ser. C, 6 5/8s, 11/1/39	A2	1,075,000	1,176,555
(Roosevelt U.), 6 1/2s, 4/1/39	Baa3	2,000,000	2,127,140
(Elmhurst Memorial), Ser. A, 5 5/8s, 1/1/37	Baa2	1,000,000	1,048,460
(Newman Foundation), Radian Insd., 5s, 2/1/32	BBB–/P	3,000,000	2,746,920

IL State G.O. Bonds
5s, 3/1/34	A3	1,250,000	1,188,550
5s, 8/1/21	A3	5,500,000	5,939,120

IL State Toll Hwy. Auth. Rev. Bonds, Ser. A-1,
AGM, 5s, 1/1/22	Aa3	1,000,000	1,094,300

Railsplitter, Tobacco Settlement Auth. Rev.
Bonds, 6s, 6/1/28	A–	2,150,000	2,293,728

			49,118,769

30	Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.3%)* cont.	Rating**	Principal amount	Value

Indiana (2.9%)
IN Bk. Special Program Gas Rev. Bonds, Ser. A,
5 1/4s, 10/15/21	A2	$6,150,000	$6,748,887

IN State Fin. Auth. VRDN, Ser. A-2, 0.06s, 2/1/37	VMIG1	9,625,000	9,625,000

IN State Fin. Auth. Edl. Fac. Rev. Bonds
(Valparaiso U.), 5s, 10/1/27	A2	1,405,000	1,458,488
(Butler U.), Ser. B, 5s, 2/1/27	BBB+	1,435,000	1,494,409

Indianapolis, Arpt. Auth. Rev. Bonds (Federal
Express Corp.), 5.1s, 1/15/17	Baa1	4,500,000	4,929,030

Jasper Cnty., Indl. Poll. Control Rev. Bonds
AMBAC, 5.7s, 7/1/17	Baa2	2,500,000	2,728,000
NATL, 5.6s, 11/1/16	A	2,750,000	2,973,795

			29,957,609
Iowa (0.3%)
IA Fin. Auth. Rev. Bonds (Single Fam. Mtge.),
Ser. D, GNMA Coll., FNMA Coll., 5s, 1/1/36	Aaa	50,000	50,671

IA Fin. Auth. Hlth. Fac. Rev. Bonds (Care
Initiatives), Ser. A, 5 1/2s, 7/1/21	BB+	2,500,000	2,579,325

Tobacco Settlement Auth. of IA Rev. Bonds,
Ser. C, 5 3/8s, 6/1/38	B+	750,000	600,315

			3,230,311
Kansas (0.6%)
KS State Dev. Fin. Auth. Rev. Bonds
Ser. K, NATL, 5 1/4s, 11/1/26	Aa2	1,355,000	1,504,687
Ser. K, NATL, 5 1/4s, 11/1/25	Aa2	1,620,000	1,807,645
(Lifespace Cmnty’s. Inc.), Ser. S, 5s, 5/15/30	A/F	2,900,000	2,907,946

			6,220,278
Kentucky (0.9%)
KY Econ. Dev. Fin. Auth. Rev. Bonds (Louisville
Arena), Ser. A-1, AGO, 6s, 12/1/42	AA–	3,500,000	3,516,590

Louisville & Jefferson Cnty., Metro. Govt.
College Rev. Bonds (Bellarmine U., Inc.),
Ser. A, 6s, 5/1/38	Baa3	855,000	880,052

Louisville & Jefferson Cnty., Metro. Govt. Hlth.
Syst. Rev. Bonds (Norton Hlth. Care, Inc.),
5s, 10/1/30	A–	4,000,000	4,003,280

Owen Cnty., Wtr. Wks. Syst. Rev. Bonds
(American Wtr. Co.), Ser. A, 6 1/4s, 6/1/39	A–	1,000,000	1,047,840

			9,447,762
Louisiana (1.0%)
LA Pub. Fac. Auth. Rev. Bonds (Entergy
LA LLC), 5s, 6/1/30	A3	5,000,000	5,133,550

Stadium & Exposition Dist. Rev. Bonds,
Ser. A, 5s, 7/1/32	A3	3,500,000	3,567,375

Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. A,
5s, 5/15/23	A	1,200,000	1,325,220

			10,026,145
Maryland (0.3%)
MD Econ. Dev. Corp. Poll. Control Rev. Bonds
(Potomac Electric Power Co.), 6.2s, 9/1/22	A	1,100,000	1,300,486

MD State Hlth. & Higher Edl. Fac. Auth. Rev. Bonds
(Washington Cnty. Hosp.), 6s, 1/1/43	BBB–	1,590,000	1,599,270

			2,899,756

Tax Exempt Income Fund	31

MUNICIPAL BONDS AND NOTES (98.3%)* cont.	Rating**	Principal amount	Value

Massachusetts (4.8%)
MA Edl. Fin. Auth. Rev. Bonds, Ser. B,
5.7s, 1/1/31	AA	$3,930,000	$4,003,923

MA State Dept. Trans. Rev. Bonds (Metro Hwy.
Syst.), Ser. B, 5s, 1/1/37	A+	6,750,000	6,883,650

MA State Dev. Fin. Agcy. Rev. Bonds
(Sabis Intl.), Ser. A, 8s, 4/15/39	BBB	920,000	1,066,924
(Berklee College of Music), 5 1/4s, 10/1/41	A2	5,500,000	5,629,690
(Wheelock College), Ser. C, 5 1/4s, 10/1/29	BBB	3,300,000	3,343,824
(Suffolk U.), 5 1/8s, 7/1/40	Baa2	2,000,000	1,952,880

MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Jordan Hosp.), Ser. E, 6 3/4s, 10/1/33	B+	2,950,000	2,958,319
(Suffolk U.), Ser. A, 5 3/4s, 7/1/39	Baa2	4,000,000	4,141,200
(Baystate Med. Ctr.), Ser. I, 5 3/4s, 7/1/36	A+	2,000,000	2,132,460
(Springfield College), 5 5/8s, 10/15/40	Baa1	2,550,000	2,632,085
(Springfield College), 5 1/2s, 10/15/31	Baa1	600,000	619,542
(Milton Hosp.), Ser. D, 5 3/8s, 7/1/35	BB–	450,000	419,661
(Sterling & Francine Clark), Ser. A, 5s, 7/1/36	AA	3,305,000	3,382,139
(Northeastern U.), Ser. A, 5s, 10/1/35	A2	4,100,000	4,192,209

MA State Hsg. Fin. Agcy. Rev. Bonds, Ser. A,
5.1s, 12/1/30	Aa3	2,500,000	2,534,250

Metro. Boston, Trans. Pkg. Corp. Rev. Bonds
5 1/4s, 7/1/36	A1	2,000,000	2,117,140
(Systemwide Pkg.), 5 1/4s, 7/1/33	A1	2,000,000	2,141,580

			50,151,476
Michigan (2.0%)
Detroit, G.O. Bonds, Ser. A-1, AMBAC,
5 1/4s, 4/1/24	Caa3	500,000	423,695

Detroit, Wtr. Supply Syst. Rev. Bonds, Ser. B,
AGM, 6 1/4s, 7/1/36	AA–	4,040,000	4,097,772

Flint, Hosp. Bldg. Auth. Rev. Bonds (Hurley Med.
Ctr.), 7 3/8s, 7/1/35	Ba1	1,250,000	1,344,025

Garden City, Hosp. Fin. Auth. Rev. Bonds (Garden
City Hosp.), Ser. A, 5 3/4s, 9/1/17	BB–/P	330,000	329,964

MI State Fin. Auth. Rev. Bonds (Revolving Fund-
Clean Wtr.), 5s, 10/1/29	AAA	2,000,000	2,168,700

MI State Hosp. Fin. Auth. Rev. Bonds
Ser. A, 6 1/8s, 6/1/39	A1	2,500,000	2,671,250
(Henry Ford Hlth. Syst.), Ser. A,
5 1/4s, 11/15/46	A2	8,160,000	7,754,856
(Chelsea Cmnty. Hosp. Oblig.), 5s, 5/15/25
(Prerefunded 5/15/15)	AA+	915,000	982,289

MI State Strategic Fund Ltd. Mandatory Put
Bonds (6/2/14) (Dow Chemical), Ser. A-1,
6 3/4s, 12/1/28	Baa2	700,000	724,493

			20,497,044
Minnesota (1.0%)
Douglas Cnty., Gross Hlth. Care Fac. Rev. Bonds
(Douglas Cnty. Hosp.), Ser. A, 6 1/4s, 7/1/38	BBB–	1,600,000	1,683,184

Minneapolis, Rev. Bonds (National Marrow Donor
Program), 4 7/8s, 8/1/25	BBB	2,000,000	2,011,400

32	Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.3%)* cont.	Rating**	Principal amount	Value

Minnesota cont.
Rochester, Hlth. Care Fac. VRDN (Mayo Clinic),
Ser. B, 0.07s, 11/15/38	VMIG1	$325,000	$325,000

St. Paul, Hsg. & Redev. Auth. Hlth. Care Fac.
Rev. Bonds (HealthPartners Oblig. Group),
5 1/4s, 5/15/36	A2	2,155,000	2,194,501

St. Paul, Hsg. & Redev. Auth. Hosp. Rev. Bonds
(Healtheast), 6s, 11/15/35	BBB–	1,250,000	1,273,475

St. Paul, Port Auth. Solid Waste Disp. Rev. Bonds
(Gerdau Ameristeel US, Inc.), 4 1/2s, 10/1/37	Baa3	3,500,000	2,844,450

			10,332,010
Mississippi (0.3%)
MS Bus. Fin. Corp. Rev. Bonds (Syst. Energy
Resources, Inc.), 5 7/8s, 4/1/22	BBB	3,000,000	3,002,490

MS Bus. Fin. Corp. Gulf Opportunity Zone VRDN
(Chevron USA, Inc.), Ser. B, 0.06s, 12/1/30	VMIG1	525,000	525,000

MS State Bus. Fin. Commission Gulf Opportunity
Zone VRDN (Chevron USA, Inc.), Ser. E,
0.06s, 12/1/30	VMIG1	200,000	200,000

			3,727,490
Missouri (0.7%)
MO State Dev. Fin. Board Infrastructure Fac. Rev.
Bonds (Independence, Elec. Syst. Dogwood),
Ser. A, 5s, 6/1/37	A	2,000,000	1,953,760

MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Washington U. (The)), Ser. A, 5 3/8s, 3/15/39	Aaa	2,250,000	2,421,450
(Still U. Hlth. Sciences), 5 1/4s, 10/1/31	A–	1,000,000	1,029,580

MO State Hlth. & Edl. Fac. Auth. VRDN
(Washington U. (The)), Ser. D, 0.03s, 9/1/30	VMIG1	2,200,000	2,200,000

			7,604,790
Nebraska (0.2%)
NE Pub. Pwr. Dist. Rev. Bonds, Ser. A
5s, 1/1/34	A1	1,000,000	1,048,090
5s, 1/1/33	A1	1,000,000	1,053,770

			2,101,860
Nevada (0.8%)
Clark Cnty., Impt. Dist. Special Assmt. Bonds
(Mountains Edge Local No. 142), 5s, 8/1/20	BBB–	965,000	981,116

Clark Cnty., Indl. Dev. Rev. Bonds (Southwest Gas
Corp.), Ser. A, AMBAC, 5 1/4s, 7/1/34	A–	7,570,000	7,574,845

			8,555,961
New Hampshire (1.0%)
NH Higher Edl. & Hlth. Fac. Auth. Rev. Bonds
(Rivermead at Peterborough), 5 3/4s, 7/1/28	BB+/P	1,000,000	996,950

NH Hlth. & Ed. Fac. Auth. Rev. Bonds (Concord
Hosp. Oblig. Group), Ser. A, 5s, 10/1/43	A2	1,000,000	987,750

NH Hlth. & Ed. Fac. Auth. VRDN (U. Syst. of NH),
Ser. B, 0.07s, 7/1/33	VMIG1	6,965,000	6,965,000

NH State Bus. Fin. Auth. Rev. Bonds (Elliot Hosp.
Oblig. Group), Ser. A, 6 1/8s, 10/1/39	Baa1	2,000,000	2,068,240

			11,017,940

Tax Exempt Income Fund	33

MUNICIPAL BONDS AND NOTES (98.3%)* cont.	Rating**	Principal amount	Value

New Jersey (4.5%)
NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
(St. Joseph Hlth. Care Syst.), 6 5/8s, 7/1/38	BBB–	$3,000,000	$3,005,010
(St. Peter’s U. Hosp.), 6 1/4s, 7/1/35	Ba1	2,000,000	1,978,680
(Holy Name Hosp.), 5s, 7/1/36	Baa2	3,000,000	2,806,410

NJ State Rev. Bonds (Trans. Syst.), Ser. C, AMBAC,
zero %, 12/15/24	A1	8,760,000	5,374,348

NJ State Econ. Dev. Auth. Rev. Bonds
(MSU Student Hsg.), 5 7/8s, 6/1/42	Baa3	3,840,000	4,032,499
(School Fac. Construction), Ser. AA,
5 1/4s, 12/15/33	A1	5,500,000	5,806,790
(Motor Vehicle), Ser. A, NATL, 5s, 7/1/27	A	7,000,000	7,098,840

NJ State Econ. Dev. Auth. Wtr. Fac. Rev. Bonds
(NJ American Wtr. Co.)
Ser. B, 5.6s, 11/1/34	A1	2,000,000	2,119,320
Ser. D, 4 7/8s, 11/1/29	A1	1,100,000	1,133,473

NJ State Higher Ed. Assistance Auth. Rev. Bonds
(Student Loan), Ser. A, 5 5/8s, 6/1/30	AA	2,250,000	2,349,968

NJ State Tpk. Auth. Rev. Bonds, Ser. E,
5 1/4s, 1/1/40	A+	3,000,000	3,085,500

NJ State Trans. Trust Fund Auth. Rev. Bonds
(Trans. Syst.), Ser. A, 6s, 6/15/35	A1	3,000,000	3,387,690

Union Cnty., Util. Auth. Resource Recvy. Fac.
Lease Rev. Bonds (Covanta Union), Ser. A,
5 1/4s, 12/1/31	AA+	4,750,000	4,886,135

			47,064,663
New Mexico (0.8%)
Farmington, Poll. Control Rev. Bonds
(San Juan), Ser. B, 4 7/8s, 4/1/33	BBB	2,110,000	1,989,582
(AZ Pub. Svc. Co.), Ser. B, 4.7s, 9/1/24	Baa1	4,500,000	4,653,090

Sante Fe, Retirement Fac. Rev. Bonds (El Castillo
Retirement Res.), 5s, 5/15/32	BBB–	2,155,000	1,983,160

			8,625,832
New York (7.6%)
Hudson Yards, Infrastructure Corp. Rev. Bonds,
Ser. A, 5 3/4s, 2/15/47	A2	3,000,000	3,180,630

Metro. Trans. Auth. Rev. Bonds, Ser. D
5s, 11/15/36	A2	2,500,000	2,553,375
5s, 11/15/29	A2	12,000,000	12,739,080

Metro. Trans. Auth. Dedicated Tax Rev. Bonds,
Ser. A, 5 1/2s, 11/15/39	AA	2,000,000	2,099,720

Niagara, Area Dev. Corp. Solid Waste Disp. Fac.
Rev. Bonds (Covanta Holding Corp.), Ser. A,
5 1/4s, 11/1/42	Ba2	1,000,000	842,130

NY City, Indl. Dev. Agcy. Rev. Bonds (Queens
Baseball Stadium — Pilot), AMBAC, 5s, 1/1/23	Ba1	300,000	301,491

NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
(British Airways PLC), 5 1/4s, 12/1/32	BB	200,000	180,092

NY State Dorm. Auth. Rev. Bonds
(Construction City U. Syst.), Ser. A, 6s, 7/1/20	Aa3	10,900,000	12,957,048
(City U.), Ser. A, 5 3/4s, 7/1/18	Aa3	12,485,000	14,006,922
(State U. Edl. Fac.), Ser. A, 5 1/2s, 5/15/19	Aa3	23,100,000	26,342,085

34	Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.3%)* cont.	Rating**	Principal amount	Value

New York cont.
NY State Dorm. Auth. Non-State Supported
Debt Rev. Bonds (Brooklyn Law School),
Ser. A, 5s, 7/1/23	Baa1	$1,000,000	$1,054,240

NY State Dorm. Auth. Personal Income Tax Rev.
Bonds (Ed.), Ser. B, 5 3/4s, 3/15/36	AAA	500,000	551,975

Orange Cnty., Indl. Dev. Agcy. Rev. Bonds (Arden
Hill Care Ctr. Newburgh), Ser. C, 7s, 8/1/31	B/P	750,000	707,040

Port Auth. of NY & NJ Rev. Bonds (Kennedy Intl.
Arpt. — 5th Installment), 6 3/4s, 10/1/19	BB+/P	1,775,000	1,739,181

			79,255,009
North Carolina (1.3%)
NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds
Ser. C, 6 3/4s, 1/1/24	A–	1,250,000	1,485,175
AMBAC, 6s, 1/1/18	Baa1	7,000,000	8,189,720

NC Med. Care Cmnty. Hlth. Care Fac. Rev. Bonds
(Deerfield), Ser. A, 6s, 11/1/33	BBB+/F	2,345,000	2,419,219

NC State Hsg. Fin. Agcy. FRB (Homeownership),
Ser. 26-A, 5 1/2s, 1/1/38	Aa2	220,000	224,512

NC State Muni. Pwr. Agcy. Rev. Bonds (No. 1,
Catawba Elec.), Ser. A, 5s, 1/1/30	A2	1,200,000	1,245,840

			13,564,466
Ohio (5.4%)
American Muni. Pwr. — Ohio, Inc. Rev. Bonds
(Prairie State Energy Campus), Ser. A,
5s, 2/15/38	A1	5,000,000	5,042,600

Buckeye, Tobacco Settlement Fin. Auth. Rev.
Bonds, Ser. A-2, 5 3/4s, 6/1/34	B3	9,600,000	7,369,344

Cleveland, Arpt. Syst. Rev. Bonds,
Ser. A, 5s, 1/1/31	A–	1,200,000	1,197,156

Hamilton Cnty., Hlth. Care Rev. Bonds (Life
Enriching Cmntys.), 5s, 1/1/32	BBB	1,000,000	973,090

Hamilton Cnty., Swr. Syst. Rev. Rev. Bonds (Metro.
Swr. Dist.), Ser. A, NATL, 5s, 12/1/28	AA+	6,130,000	6,618,009

Lorain Cnty., Hosp. Rev. Bonds (Catholic),
Ser. C-2, AGM, 5s, 4/1/24	AA–	5,000,000	5,331,250

Midview, Local School Dist. COP (Elementary
School Bldg. Fac.), 5 1/4s, 11/1/30
(Prerefunded 11/1/14)	A1	3,500,000	3,689,420

OH Hsg. Fin. Agcy. Rev. Bonds (Single Fam.
Mtge.), Ser. 1, 5s, 11/1/28	Aaa	1,520,000	1,605,120

OH State Higher Edl. Fac. (Kenyon College), 4.95s,
7/1/37 (Prerefunded (7/1/15))	A1	5,300,000	5,726,491

OH State Higher Edl. Fac. VRDN (Case Western
Reserve), Ser. B-2, 0.07s, 12/1/44	VMIG1	2,400,000	2,400,000

OH State Higher Edl. Fac. Comm. Rev. Bonds (U.
Hosp. Hlth. Syst.), Ser. 09-A, 6 3/4s, 1/15/39
(Prerefunded 1/15/15)	A2	5,000,000	5,414,100

OH State Tpk. Comm. Rev. Bonds (Infrastructure),
Ser. A-1, 5 1/4s, 2/15/33	A1	1,775,000	1,872,962

Scioto Cnty., Hosp. Rev. Bonds (Southern Med.
Ctr.), 5 1/2s, 2/15/28	A2	5,000,000	5,187,900

Tax Exempt Income Fund	35

MUNICIPAL BONDS AND NOTES (98.3%)* cont.	Rating**	Principal amount	Value

Ohio cont.
Southeastern OH Port Auth. Hosp. Fac. Rev.
Bonds, 5 3/4s, 12/1/32	BB/P	$1,350,000	$1,298,376

Youngstown State U. Rev. Bonds, 5s, 12/15/25	A1	2,000,000	2,181,120

			55,906,938
Oklahoma (0.4%)
OK Hsg. Fin. Agcy. Single Fam. Rev. Bonds
(Homeownership Loan), Ser. B, 4.2s, 9/1/25	Aaa	330,000	331,155

OK State Tpk. Auth. VRDN, Ser. F, 0.06s, 1/1/28	VMIG1	4,245,000	4,245,000

			4,576,155
Oregon (0.2%)
OR Hlth. Sciences U. Rev. Bonds, Ser. A,
5 3/4s, 7/1/39	A1	2,000,000	2,135,580

			2,135,580
Pennsylvania (3.0%)
Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
(UPMC Hlth.), Ser. B, NATL, 6s, 7/1/24	Aa3	2,210,000	2,639,801

Allentown, Neighborhood Impt. Zone Dev. Auth.
Rev. Bonds, Ser. A
5s, 5/1/35	Baa2	2,250,000	2,050,560
5s, 5/1/32	Baa2	450,000	418,064

Cumberland Cnty., Muni. Auth. Rev. Bonds
(Presbyterian Homes Oblig.), Ser. A
5 1/4s, 1/1/19	BBB+/F	1,465,000	1,567,931
5.15s, 1/1/18	BBB+/F	665,000	708,431

East Stroudsburg, Area School Dist. G.O. Bonds,
AGM, 5s, 9/1/27	A1	5,500,000	5,913,490

Erie, Higher Ed. Bldg. Auth. Rev. Bonds
(Mercyhurst College), 5 1/2s, 3/15/38	BBB	1,275,000	1,299,251

Montgomery Cnty., Indl. Dev. Auth. Wtr. Fac. Rev.
Bonds (Aqua PA, Inc.), Ser. A, 5 1/4s, 7/1/42	AA–	3,250,000	3,316,658

PA State Higher Edl. Fac. Auth. Rev. Bonds
(Edinboro U. Foundation), 6s, 7/1/43	Baa3	1,000,000	976,850
(U. of Sciences Philadelphia), 5s, 11/1/42	A3	1,500,000	1,509,735

PA State Pub. School Bldg. Auth. Rev. Bonds
(School Dist. Philadelphia)
5s, 4/1/24	Aa3	1,000,000	1,080,390
5s, 4/1/23	Aa3	1,000,000	1,092,490

Philadelphia, Arpt. Rev. Bonds, Ser. D,
5 1/4s, 6/15/25	A+	2,750,000	2,912,003

Philadelphia, Hosp. & Higher Ed. Fac. Auth. Rev.
Bonds (Graduate Hlth. Syst.), 7 1/4s, 7/1/14
(In default) †	D/P	5,189,476	519

Pittsburgh & Allegheny Cnty., Sports & Exhib.
Auth. Hotel Rev. Bonds, AGM, 5s, 2/1/35	AA–	3,000,000	3,029,160

Pittsburgh, G.O. Bonds, Ser. B, 5s, 9/1/25	A1	2,500,000	2,756,700

			31,272,033

36	Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.3%)* cont.	Rating**	Principal amount	Value

Puerto Rico (1.8%)
Cmnwlth. of PR, Elec. Pwr. Auth. Rev. Bonds
Ser. A, 5.05s, 7/1/42	BBB	$5,000,000	$3,558,350
Ser. TT, 5s, 7/1/32	BBB	2,400,000	1,818,720
Ser. RR, FGIC, NATL, 5s, 7/1/23	A	4,395,000	3,783,875

Cmnwlth. of PR, Pub. Bldg. Auth. Rev. Bonds
(Govt. Fac.)
Ser. M, Cmnwlth. of PR Gtd., 6 1/4s, 7/1/31	Baa3	1,895,000	1,497,429
Ser. I, Cmnwlth. of PR Gtd., 5s, 7/1/36	Baa3	2,220,000	1,557,219

Cmnwlth. of PR, Sales Tax Fin. Corp. Rev.
Bonds, Ser. C
5 1/4s, 8/1/40	Aa3	4,500,000	3,954,690
5s, 8/1/40	Aa3	2,700,000	2,284,956

			18,455,239
Rhode Island (0.3%)
RI State Hlth. & Edl. Bldg. Corp. Higher Edl. Fac.
Rev. Bonds (Providence College), 5s, 11/1/34	A2	750,000	776,160

RI State Hlth. & Edl. Corp. Higher Edl. Fac. Rev.
Bonds (Providence College), 5s, 11/1/41	A2	2,000,000	2,030,460

			2,806,620
South Carolina (1.1%)
Berkeley Cnty., School Dist. Rev. Bonds
(Installment Lease Securing Assets for Ed.),
5 1/8s, 12/1/30	Aa3	5,000,000	5,300,900

SC Hsg. Fin. & Dev. Auth. Mtge. Rev. Bonds,
Ser. A-2, AMBAC, 5s, 7/1/35	Aa1	40,000	40,258

SC State Pub. Svc. Auth. Rev. Bonds (Santee
Cooper), Ser. A, 5 3/4s, 12/1/43	AA–	6,000,000	6,514,020

			11,855,178
Tennessee (0.8%)
Johnson City, Hlth. & Edl. Fac. Board
Hosp. Rev. Bonds (Mountain States Hlth.
Alliance), 6s, 7/1/38	Baa1	3,550,000	3,703,325

TN Energy Acquisition Corp. Gas Rev. Bonds,
Ser. A, 5 1/4s, 9/1/20	A–	4,000,000	4,397,960

			8,101,285
Texas (13.9%)
Abilene, Hlth. Fac. Dev. Corp. Rev. Bonds (Sears
Methodist Retirement), Ser. A, U.S. Govt. Coll., 7s,
11/15/33 (Prerefunded, 11/15/13)	AAA/P	91,000	92,639

Aldine, Indpt. School Dist. G.O. Bonds (School
Bldg.), PSFG, 5s, 2/15/25	Aaa	2,000,000	2,198,480

Angleton, Indpt. School Dist. G.O. Bonds (School
Bldg.), PSFG, 5s, 2/15/30	Aaa	4,095,000	4,357,981

Beaumont, Indpt. School Dist. G.O. Bonds (School
Bldg.), AGO, 5 1/8s, 2/15/30	AA–	2,550,000	2,733,192

Brazos River Harbor Naval Dist. Env. FRB (Dow
Chemical Co.), Ser. A-4, 5.95s, 5/15/33	BBB	1,100,000	1,151,876

Brazos, Harbor Indl. Dev. Corp. Env. Fac.
Mandatory Put Bonds (5/1/28) (Dow Chemical),
5.9s, 5/1/38	BBB	3,450,000	3,589,794

Central TX Regl. Mobility Auth. Rev. Bonds (Sr.
Lien), Ser. A, 5s, 1/1/33	Baa2	650,000	611,657

Tax Exempt Income Fund	37

MUNICIPAL BONDS AND NOTES (98.3%)* cont.	Rating**	Principal amount	Value

Texas cont.
Dallas Cnty., Util. & Reclamation Dist. G.O. Bonds,
Ser. B, AMBAC, 5 3/8s, 2/15/29	A3	$9,500,000	$10,163,575

Dallas, Indpt. School Dist. G.O. Bonds (School
Bldg.), PSFG, 6s, 2/15/27	Aaa	3,260,000	3,743,686

Grand Parkway Trans. Corp. Rev. Bonds (Sub. Tier
Toll Syst.), Ser. B, 5s, 4/1/53	AA+	1,800,000	1,757,574

Harris Cnty., Cultural Ed. Fac. Fin. Corp. Rev.
Bonds (YMCA of the Greater Houston Area),
Ser. A, 5s, 6/1/28	Baa3	1,300,000	1,269,554

Harris Cnty., Cultural Ed. Fac. Fin. Corp. VRDN
(The Methodist Hosp.), Ser. C-1, 0.05s, 12/1/24	A–1+	7,990,000	7,990,000

Houston, Arpt. Syst. Rev. Bonds,
Ser. A, 5s, 7/1/25	A	3,500,000	3,680,880

Houston, Higher Ed. Fin. Co. Rev. Bonds (Cosmos
Foundation), Ser. A, 5s, 2/15/32	BBB	1,250,000	1,129,975

Houston, Util. Syst. Rev. Bonds, Ser. A,
5s, 11/15/33	AA	6,500,000	6,919,575

La Vernia, Higher Ed. Fin. Corp. Rev. Bonds (Kipp,
Inc.), Ser. A, 6 3/8s, 8/15/44	BBB	1,700,000	1,779,662

Laredo, Intl., Toll Bridge Rev. Bonds, Ser. B, AGM,
5s, 10/1/16	AA–	750,000	809,873

Leander, Indpt. School Dist. G.O. Bonds (School
Bldg.), PSFG, zero %, 8/15/19	AAA	5,000,000	4,302,000

Lower CO River Auth. Rev. Bonds
Ser. A, FHLMC Coll., FNMA Coll., 7 1/4s,
5/15/37 (Prerefunded 5/15/15)	A/P	1,965,000	2,184,058
5 3/4s, 5/15/37	A1	105,000	108,409
U.S. Govt. Coll., 5 3/4s, 5/15/37
(Prerefunded 5/15/15)	A1	1,070,000	1,164,342
U.S. Govt. Coll., 5 3/4s, 5/15/37
(Prerefunded 5/15/15)	AAA/P	25,000	27,183
5 3/4s, 5/15/28	A1	180,000	188,593
U.S. Govt. Coll., 5 3/4s, 5/15/28
(Prerefunded, 5/15/15)	A1	1,675,000	1,822,685
U.S. Govt. Coll., 5 3/4s, 5/15/28
(Prerefunded 5/15/15)	AAA/P	145,000	157,660

Mansfield, Indpt. School Dist. G.O. Bonds, PSFG,
5s, 2/15/27 (Prerefunded 2/15/15)	Aaa	3,630,000	3,866,132

Matagorda Cnty., Poll. Control Rev. Bonds (Dist.
No. 1), Ser. A, AMBAC, 4.4s, 5/1/30	Baa2	2,250,000	2,053,890

Montgomery Cnty., G.O. Bonds, Ser. A,
AGM, 5s, 3/1/21	Aa1	1,750,000	1,905,803

North TX, Thruway Auth. Rev. Bonds, Ser. D, AGO,
zero %, 1/1/28	AA–	11,620,000	5,953,739

North TX, Tollway Auth. Rev. Bonds
Ser. A, 6s, 1/1/25	A2	5,200,000	5,865,756
(Toll 2nd Tier), Ser. F, 5 3/4s, 1/1/38	A3	2,750,000	2,866,160
Ser. A, 5 5/8s, 1/1/33	A2	3,000,000	3,159,630
Ser. A, NATL, 5 1/8s, 1/1/28	A2	5,000,000	5,313,550

38	Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.3%)* cont.	Rating**	Principal amount	Value

Texas cont.
North TX, Tollway Auth. stepped-coupon Rev.
Bonds (1st Tier), Ser. I, stepped-coupon zero %
(6 1/2s, 1/1/15), 1/1/43 ††	A2	$9,700,000	$10,259,399

Red River, Hlth. Retirement Facs. Dev. Corp.
Rev. Bonds (Sears Methodist Retirement Syst.
Oblig. Group)
Ser. C, 6 1/4s, 5/9/53	B/P	46,000	40,782
Ser. B, 6.15s, 11/15/49	B/P	700,000	602,623
Ser. A, 6.05s, 11/15/46	B/P	525,000	448,576
Ser. D, 6.05s, 11/15/46	B/P	91,000	77,753
Ser. A, 5.15s, 11/15/27	B/P	1,490,000	1,297,269

San Antonio, Arpt. Syst. Rev. Bonds, AGM,
5 1/4s, 7/1/32	AA–	1,415,000	1,455,511

Tarrant Cnty., Cultural Ed. Fac. Fin. Corp.
Retirement Fac. Rev. Bonds (Buckner Retirement
Svcs., Inc.)
5 1/4s, 11/15/27	A–	1,000,000	1,018,440
5 1/4s, 11/15/22	A–	2,500,000	2,602,975

TX Muni. Gas Acquisition & Supply Corp. I Rev.
Bonds, Ser. A, 5 1/4s, 12/15/26	A–	5,000,000	5,288,050

TX Private Activity Surface Trans. Corp. Rev.
Bonds (NTE Mobility), 6 7/8s, 12/31/39	Baa2	1,650,000	1,794,672

TX State Affordable Hsg. Corp. Single Fam.
Mtge. Rev. Bonds (Professional Ed. Home Loan),
Ser. A-3, FHLMC Coll., GNMA Coll., FNMA Coll.,
5.6s, 2/1/39	Aaa	892,270	922,777

TX State Indl. Dev. Corp. Rev. Bonds (Arco
Pipelines Co.), 7 3/8s, 10/1/20	A2	4,000,000	5,244,200

TX State Muni. Gas Acquisition & Supply Corp. III
Rev. Bonds, 5s, 12/15/29	A3	2,475,000	2,415,773

TX State Trans. Comm. Rev. Bonds, 5s, 4/1/26	Aaa	7,585,000	8,265,754

Victoria, Indpt. School Dist. G.O. Bonds (School
Bldg.), PSFG, 5s, 2/15/24	Aaa	3,375,000	3,711,083

Victoria, Util. Syst. Rev. Bonds, AMBAC,
5s, 12/1/27	AA–	3,960,000	4,237,081

			144,602,281
Utah (0.9%)
Murray City, Hosp. VRDN (IHC Hlth. Svcs., Inc.),
Ser. D, 0.05s, 5/15/36	A-1+	6,825,000	6,825,000

Salt Lake City, Hosp. Rev. Bonds
(IHC Hosp., Inc.), Ser. A, U.S. Govt. Coll., 8 1/8s,
5/15/15 (Escrowed to maturity)	AA+	1,015,000	1,098,819
AMBAC, 6 3/4s, 5/15/20 (Escrowed
to maturity)	AAA/P	1,600,000	1,604,912

			9,528,731
Virginia (2.5%)
Chesterfield Cnty., Econ. Dev. Auth. Poll. Control
Rev. Bonds (VA Elec. & Pwr.), Ser. A, 5s, 5/1/23	A3	1,575,000	1,723,790

Henrico Cnty., Econ. Dev. Auth. Res. Care Fac.
Rev. Bonds (VA United Methodist Homes, Inc.)
5s, 6/1/25	BB+/P	410,000	401,115
5s, 6/1/23	BB+/P	445,000	442,949

Tax Exempt Income Fund	39

MUNICIPAL BONDS AND NOTES (98.3%)* cont.	Rating**	Principal amount	Value

Virginia cont.
Henrico Cnty., Indl. Dev. Auth. Rev. Bonds, AGM,
5.929s, 8/23/27	AA–	$14,150,000	$15,874,319

VA State Small Bus. Fin. Auth. Rev. Bonds
(Express Lanes, LLC), 5s, 7/1/34	BBB–	1,200,000	1,076,928

Washington Cnty., Indl. Dev. Auth. Hosp. Fac. Rev.
Bonds (Mountain States Hlth. Alliance), Ser. C,
7 3/4s, 7/1/38	Baa1	6,100,000	6,915,875

			26,434,976
Washington (2.9%)
Cowlitz Cnty., Pub. Util. Rev. Bonds (Dist. No.
1 Production Syst.), FGIC, NATL
5s, 9/1/25	A1	695,000	707,635
5s, 9/1/24	A1	615,000	627,072

Tobacco Settlement Auth. of WA Rev. Bonds,
6 1/2s, 6/1/26	A3	1,005,000	1,005,955

WA State G.O. Bonds
Ser. D, AGM, 5s, 1/1/28 (Prerefunded 1/1/15)	Aa1	8,320,000	8,807,469
(Motor Vehicle Fuel), Ser. B, NATL, 5s, 7/1/24
(Prerefunded 7/1/14)	Aa1	5,270,000	5,457,243

WA State Higher Ed. Fac. Auth. Rev. Bonds
(Whitworth U.)
5 1/4s, 10/1/37	Baa1	1,110,000	1,095,093
5s, 10/1/27	Baa1	1,000,000	1,015,910

WA State Hlth. Care Fac. Auth. Rev. Bonds
(WA Hlth. Svcs.), 7s, 7/1/39	Baa3	1,250,000	1,366,200
(Catholic Hlth. Initiatives), Ser. D,
6 3/8s, 10/1/36	Aa3	7,050,000	8,093,118
Ser. B, NATL, 5s, 2/15/27	A	2,140,000	2,148,817

			30,324,512
West Virginia (0.3%)
Pleasants Cnty., Poll. Control Rev. Bonds
(Allegheny), Ser. F, 5 1/4s, 10/15/37	Baa3	2,500,000	2,413,925

WV State Econ. Dev. Auth. Solid Waste Disp.
Fac. FRB (Appalachian Pwr. Co.), Ser. A,
5 3/8s, 12/1/38	Baa2	1,000,000	1,024,690

			3,438,615
Wisconsin (0.9%)
Pub. Fin. Auth. Arpt. Fac. Rev. Bonds (Sr. Oblig.
Group), 5 1/4s, 7/1/28	BBB–	1,000,000	939,290

WI State Rev. Bonds, Ser. A, 6s, 5/1/27	Aa3	3,500,000	3,993,045

WI State Hlth. & Edl. Facs. Auth. Rev. Bonds
(Prohealth Care, Inc.), 6 5/8s, 2/15/39	A1	3,000,000	3,287,280
(Three Pillars Sr. Living), 5s, 8/15/28	A–/F	1,040,000	1,034,550

			9,254,165
Wyoming (0.7%)
Campbell Cnty., Solid Waste Fac. Rev. Bonds
(Basin Elec. Pwr. Co-op), Ser. A, 5 3/4s, 7/15/39	A1	3,000,000	3,234,750

WY Muni. Pwr. Agcy. Pwr. Supply Rev.
Bonds, Ser. A
5 1/2s, 1/1/38	A2	2,800,000	2,958,928
5 1/2s, 1/1/33	A2	1,410,000	1,500,198

			7,693,876

Total municipal bonds and notes (cost $978,039,757)			$1,025,683,621

40	Tax Exempt Income Fund

PREFERRED STOCKS (0.6%)*	Shares	Value

MuniMae Tax Exempt Bond Subsidiary, LLC 144A Ser. A-5,
$5.00 cum. pfd.	3,950,000	$3,950,316

MuniMae Tax Exempt Bond Subsidiary, LLC 144A Ser. B,
7 3/4s cum. pfd.	2,000,000	1,998,100

Total preferred stocks (cost $5,950,000)		$5,948,416

TOTAL INVESTMENTS

Total investments (cost $983,989,757)		$1,031,632,037

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2012 through September 30, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $1,043,075,360.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at the close of the reporting period, if higher than the rating of the direct issuer of the bond, and does not reflect any subsequent changes. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. Security ratings are defined in the Statement of Additional Information.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on Mandatory Put Bonds are the current interest rates at the close of the reporting period.

The dates shown parenthetically on Mandatory Put Bonds represent the next mandatory put dates.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Health care	17.4%
Utilities	15.7
State debt	13.6
Transportation	11.8

Tax Exempt Income Fund	41

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Municipal bonds and notes	$—	$1,025,683,621	$—

Preferred stocks	—	5,948,416	—

Totals by level	$—	$1,031,632,037	$—

The accompanying notes are an integral part of these financial statements.

42	Tax Exempt Income Fund

Statement of assets and liabilities 9/30/13

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $983,989,757)	$1,031,632,037

Cash	82,610

Interest and other receivables	15,520,769

Receivable for shares of the fund sold	365,561

Receivable for investments sold	2,985,401

Total assets	1,050,586,378

LIABILITIES

Payable for investments purchased	2,558,916

Payable for shares of the fund repurchased	2,747,229

Payable for compensation of Manager (Note 2)	372,928

Payable for custodian fees (Note 2)	4,968

Payable for investor servicing fees (Note 2)	87,577

Payable for Trustee compensation and expenses (Note 2)	403,409

Payable for administrative services (Note 2)	4,518

Payable for distribution fees (Note 2)	578,980

Distributions payable to shareholders	651,102

Other accrued expenses	101,391

Total liabilities	7,511,018

Net assets	$1,043,075,360

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,031,644,350

Distributions in excess of net investment income (Note 1)	(169,935)

Accumulated net realized loss on investments (Note 1)	(36,041,335)

Net unrealized appreciation of investments	47,642,280

Total — Representing net assets applicable to capital shares outstanding	$1,043,075,360

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($963,578,919 divided by 114,148,643 shares)	$8.44

Offering price per class A share (100/96.00 of $8.44)*	$8.79

Net asset value and offering price per class B share ($9,093,345 divided by 1,076,921 shares)**	$8.44

Net asset value and offering price per class C share ($36,598,614 divided by 4,326,506 shares)**	$8.46

Net asset value and redemption price per class M share ($6,536,669 divided by 772,062 shares)	$8.47

Offering price per class M share (100/96.75 of $8.47)†	$8.75

Net asset value, offering price and redemption price per class Y share
($27,267,813 divided by 3,224,333 shares)	$8.46

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Tax Exempt Income Fund	43

Statement of operations Year ended 9/30/13

INTEREST INCOME	$55,108,417

EXPENSES

Compensation of Manager (Note 2)	$5,249,245

Investor servicing fees (Note 2)	549,225

Custodian fees (Note 2)	15,183

Trustee compensation and expenses (Note 2)	110,014

Distribution fees (Note 2)	2,912,181

Administrative services (Note 2)	34,471

Other	271,010

Total expenses	9,141,329

Expense reduction (Note 2)	(1,768)

Net expenses	9,139,561

Net investment income	45,968,856

Net realized loss on investments (Notes 1 and 3)	(7,874,597)

Net realized loss on swap contracts (Note 1)	(1,065,569)

Net realized loss on futures contracts (Note 1)	(63,822)

Net unrealized depreciation of investments during the year	(76,604,601)

Net loss on investments	(85,608,589)

Net decrease in net assets resulting from operations	$(39,639,733)

The accompanying notes are an integral part of these financial statements.

44	Tax Exempt Income Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 9/30/13	Year ended 9/30/12

Operations:
Net investment income	$45,968,856	$49,182,374

Net realized gain (loss) on investments	(9,003,988)	6,251,881

Net unrealized appreciation (depreciation) of investments	(76,604,601)	58,806,289

Net increase (decrease) in net assets resulting
from operations	(39,639,733)	114,240,544

Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income

Class A	(63,528)	(162,833)

Class B	(626)	(1,168)

Class C	(2,208)	(4,404)

Class M	(388)	(793)

Class Y	(2,152)	(3,244)

From tax-exempt net investment income
Class A	(41,914,345)	(45,576,868)

Class B	(350,176)	(301,824)

Class C	(1,215,464)	(1,045,350)

Class M	(246,707)	(218,416)

Class Y	(1,446,439)	(1,211,792)

Increase (decrease) from capital share transactions (Note 4)	(114,390,365)	36,591,620

Total increase (decrease) in net assets	(199,272,131)	102,305,472

NET ASSETS

Beginning of year	1,242,347,491	1,140,042,019

End of year (including distributions in excess of net
investment income of $169,935 and $433,611, respectively)	$1,043,075,360	$1,242,347,491

The accompanying notes are an integral part of these financial statements.

Tax Exempt Income Fund	45

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)	on investments	operations	income	distributions	fees	reimbursements	end of period	value (%) [a]	(in thousands)	(%) [b]	net assets (%)	(%)

Class A
September 30, 2013	$9.08	.35	(.65)	(.30)	(.34)	(.34)	—	—	$8.44	(3.37)	$963,579.74		3.89	10
September 30, 2012	8.59	.37	.48	.85	(.36)	(.36)	—	—	9.08	10.09	1,151,395.75		4.15	14
September 30, 2011	8.71	.40	(.14)	.26	(.38)	(.38)	—	— [c,d]	8.59	3.25	1,077,869.75		4.74	9
September 30, 2010	8.60	.39	.10	.49	(.38)	(.38)	— [c]	— [c,e]	8.71	5.97	1,168,501	.75 [h]	4.59 [h]	13
September 30, 2009	7.92	.38	.68	1.06	(.38)	(.38)	— [c]	— [c,f,g]	8.60	14.03	1,156,735	.82 [h]	4.88 [h]	19

Class B
September 30, 2013	$9.08	.29	(.64)	(.35)	(.29)	(.29)	—	—	$8.44	(3.99)	$9,093	1.37	3.26	10
September 30, 2012	8.59	.31	.48	.79	(.30)	(.30)	—	—	9.08	9.39	10,912	1.38	3.50	14
September 30, 2011	8.71	.34	(.13)	.21	(.33)	(.33)	—	— [c,d]	8.59	2.59	7,683	1.38	4.12	9
September 30, 2010	8.60	.34	.10	.44	(.33)	(.33)	— [c]	— [c,e]	8.71	5.37	10,561	1.39 [h]	3.96 [h]	13
September 30, 2009	7.92	.34	.68	1.02	(.34)	(.34)	— [c]	— [c,f,g]	8.60	13.43	17,347	1.46 [h]	4.27 [h]	19

Class C
September 30, 2013	$9.10	.28	(.65)	(.37)	(.27)	(.27)	—	—	$8.46	(4.13)	$36,599	1.52	3.12	10
September 30, 2012	8.61	.30	.48	.78	(.29)	(.29)	—	—	9.10	9.22	37,468	1.53	3.35	14
September 30, 2011	8.72	.33	(.12)	.21	(.32)	(.32)	—	— [c,d]	8.61	2.57	26,932	1.53	3.96	9
September 30, 2010	8.61	.32	.11	.43	(.32)	(.32)	— [c]	— [c,e]	8.72	5.12	32,627	1.54 [h]	3.79 [h]	13
September 30, 2009	7.93	.32	.68	1.00	(.32)	(.32)	— [c]	— [c,f,g]	8.61	13.10	25,227	1.61 [h]	4.07 [h]	19

Class M
September 30, 2013	$9.11	.32	(.64)	(.32)	(.32)	(.32)	—	—	$8.47	(3.64)	$6,537	1.02	3.62	10
September 30, 2012	8.61	.34	.50	.84	(.34)	(.34)	—	—	9.11	9.89	6,555	1.03	3.86	14
September 30, 2011	8.73	.37	(.13)	.24	(.36)	(.36)	—	— [c,d]	8.61	2.95	5,131	1.03	4.47	9
September 30, 2010	8.62	.37	.10	.47	(.36)	(.36)	— [c]	— [c,e]	8.73	5.66	6,217	1.04 [h]	4.30 [h]	13
September 30, 2009	7.94	.36	.68	1.04	(.36)	(.36)	— [c]	— [c,f,g]	8.62	13.68	6,107	1.11 [h]	4.58 [h]	19

Class Y
September 30, 2013	$9.10	.37	(.65)	(.28)	(.36)	(.36)	—	—	$8.46	(3.15)	$27,268.52		4.11	10
September 30, 2012	8.60	.38	.50	.88	(.38)	(.38)	—	—	9.10	10.43	36,018.53		4.34	14
September 30, 2011	8.72	.41	(.13)	.28	(.40)	(.40)	—	— [c,d]	8.60	3.47	22,427.53		4.93	9
September 30, 2010	8.61	.41	.10	.51	(.40)	(.40)	— [c]	— [c,e]	8.72	6.21	17,081	.54 [h]	4.74 [h]	13
September 30, 2009	7.92	.40	.69	1.09	(.40)	(.40)	— [c]	— [c,f,g]	8.61	14.39	5,106	.61 [h]	5.05 [h]	19

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements (Note 2).

c Amount represents less than $0.01 per share.

d Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

e Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc. which amounted to less than $0.01 per share outstanding as of March 30, 2010.

f Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Bear Stearns & Co., Inc. and Bear Stearns Securities Corp., which amounted to less than $0.01 per share outstanding as of May 21, 2009.

g Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to less than $0.01 per share outstanding as of June 23, 2009.

h Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation the expenses of each class for the periods ended September 30, 2010 and September 30, 2009 reflect a reduction of 0.01% and 0.01% of average net assets, respectively.

The accompanying notes are an integral part of these financial statements.

46	Tax Exempt Income Fund	Tax Exempt Income Fund	47

Notes to financial statements 9/30/13

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2012 through September 30, 2013.

Putnam Tax Exempt Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The investment objective of the fund is to seek as high a level of current income exempt from federal income tax as Putnam Management believes to be consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal tax (but that may be subject to federal alternative minimum tax (AMT)), are investment-grade in quality, and have intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over

48	Tax Exempt Income Fund

a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Futures contracts The fund uses futures contracts to gain exposure to interest rates.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to manage interest rate risk.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as

Tax Exempt Income Fund	49

reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At September 30, 2013, the fund had a capital loss carryover of $25,433,016 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$—	$2,419,099	$2,419,099	*

1,248,409	N/A	1,248,409	September 30, 2014

150,375	N/A	150,375	September 30, 2016

6,919,758	N/A	6,919,758	September 30, 2017

13,617,607	N/A	13,617,607	September 30, 2018

1,077,768	N/A	1,077,768	September 30, 2019

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $9,370,279 of certain losses recognized during the period from November 1, 2012 to September 30, 2013 to its fiscal year ending September 30, 2014.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ

50	Tax Exempt Income Fund

from generally accepted accounting principles. These differences include temporary and/or permanent differences from late year loss deferrals, from dividends payable, from defaulted bond interest, from market discount and from straddle loss deferrals. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $463,147 to decrease undistributed net investment income, $430,647 to decrease paid-in-capital and $893,794 to decrease accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$67,824,957
Unrealized depreciation	(19,387,903)

Net unrealized appreciation	48,437,054
Undistributed tax-exempt income	1,233,875
Undistributed ordinary income	93,748
Capital loss carryforward	(25,433,016)
Post-October capital loss deferral	(9,370,279)
Cost for federal income tax purposes	$983,194,983

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.590%	of the first $5 billion,	0.390%	of the next $50 billion,

0.540%	of the next $5 billion,	0.370%	of the next $50 billion,

0.490%	of the next $10 billion,	0.360%	of the next $100 billion and

0.440%	of the next $10 billion,	0.355%	of any excess thereafter.

Following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management, the Trustees of the fund approved an interim management contract with Putnam Management. Consistent with Rule 15a-4 under the Investment Company Act of 1940, the interim management contract will remain in effect until the earlier to occur of (i) approval by the fund’s shareholders of a new management contract and (ii) March 7, 2014. Except with respect to termination, the terms of the interim management contract, including terms relating to fees payable to Putnam Management, are identical to the terms of the fund’s previous management contract with Putnam Management. The Trustees of the fund also approved the continuance, effective October 8, 2013, of the sub-management contract between Putnam Management and Putnam Investments Limited (PIL) described below, for a term no longer than March 7, 2014.

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit. This expense limitation remains in place under the interim management contract described above.

PIL, an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Tax Exempt Income Fund	51

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$505,859	Class M	3,228

Class B	5,071	Class Y	16,541

Class C	18,526	Total	$549,225

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,768 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $821, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% of the average net assets for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$2,384,027	Class M	34,841

Class B	93,245	Total	$2,912,181

Class C	400,068

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $93,399 and $1,658 from the sale of class A and class M shares, respectively, and received $4,612 and $1,791 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

52	Tax Exempt Income Fund

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $110,794,516 and $188,081,420, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 9/30/13		Year ended 9/30/12

Class A	Shares	Amount	Shares	Amount

Shares sold	10,055,798	$90,204,914	13,829,008	$122,452,358

Shares issued in connection with
reinvestment of distributions	3,853,246	34,173,400	3,978,511	35,259,403

	13,909,044	124,378,314	17,807,519	157,711,761

Shares repurchased	(26,545,876)	(234,304,647)	(16,476,877)	(145,831,463)

Net increase (decrease)	(12,636,832)	$(109,926,333)	1,330,642	$11,880,298

	Year ended 9/30/13		Year ended 9/30/12

Class B	Shares	Amount	Shares	Amount

Shares sold	219,845	$1,988,767	596,334	$5,313,987

Shares issued in connection with
reinvestment of distributions	32,228	285,900	25,362	225,080

	252,073	2,274,667	621,696	5,539,067

Shares repurchased	(376,417)	(3,280,174)	(314,548)	(2,790,468)

Net increase (decrease)	(124,344)	$(1,005,507)	307,148	$2,748,599

	Year ended 9/30/13		Year ended 9/30/12

Class C	Shares	Amount	Shares	Amount

Shares sold	1,195,025	$10,817,520	1,368,641	$12,130,888

Shares issued in connection with
reinvestment of distributions	106,475	945,068	93,948	834,731

	1,301,500	11,762,588	1,462,589	12,965,619

Shares repurchased	(1,092,950)	(9,587,748)	(473,931)	(4,197,365)

Net increase	208,550	$2,174,840	988,658	$8,768,254

	Year ended 9/30/13		Year ended 9/30/12

Class M	Shares	Amount	Shares	Amount

Shares sold	100,219	$908,342	146,795	$1,309,973

Shares issued in connection with
reinvestment of distributions	26,432	234,782	22,978	204,377

	126,651	1,143,124	169,773	1,514,350

Shares repurchased	(74,387)	(650,360)	(45,570)	(406,113)

Net increase	52,264	$492,764	124,203	$1,108,237

Tax Exempt Income Fund	53

	Year ended 9/30/13		Year ended 9/30/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	2,036,595	$18,329,006	2,105,459	$18,680,465

Shares issued in connection with
reinvestment of distributions	125,371	1,116,246	98,325	875,611

	2,161,966	19,445,252	2,203,784	19,556,076

Shares repurchased	(2,896,906)	(25,571,381)	(850,907)	(7,469,844)

Net increase (decrease)	(734,940)	$(6,126,129)	1,352,877	$12,086,232

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Note 6: Summary of derivative activity

The average volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows:

Futures contracts (number of contracts)	— *

OTC total return swap contracts (notional)	$1,600,000

* For the reporting period, the transaction volume was minimal.

As of the close of the reporting period, the fund did not hold any derivative instruments.

The following is a summary of realized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1) (there were no unrealized gains or losses on derivative instruments):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Swaps	Total

Interest rate contracts	$(63,822)	$(1,065,569)	$(1,129,391)

Total	$(63,822)	$(1,065,569)	$(1,129,391)

Note 7: New accounting pronouncement

In January 2013, ASU 2013–01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities,” amended ASU No. 2011–11, “Disclosures about Offsetting Assets and Liabilities.” The ASUs create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASUs 2013–01 and 2011–11 and their impact, if any, on the fund’s financial statements.

54	Tax Exempt Income Fund

Federal tax information (Unaudited)

The fund has designated 99.85% of dividends paid from net investment income during the reporting period as tax exempt for Federal income tax purposes.

The Form 1099 that will be mailed to you in January 2014 will show the tax status of all distributions paid to your account in calendar 2013.

Tax Exempt Income Fund	55

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado. Member of the Investment Committee, the Denver Foundation.

Other directorships: SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility; Cody Resources Management, a private company in the energy and ranching businesses

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

56	Tax Exempt Income Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2013, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Tax Exempt Income Fund	57

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting and
2010); Senior Financial Analyst, Old Mutual Asset	Corporate Governance, Assistant Clerk,
Management (2007–2008); Senior Financial	and Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

58	Tax Exempt Income Fund

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	High Yield Advantage Fund
Emerging Markets Equity Fund	High Yield Trust
Equity Spectrum Fund	Income Fund
Europe Equity Fund	Money Market Fund*
Global Equity Fund	Short Duration Income Fund
International Capital Opportunities Fund	U.S. Government Income Trust
International Equity Fund
Investors Fund	Tax-free income
Low Volatility Equity Fund	AMT-Free Municipal Fund
Multi-Cap Core Fund	Intermediate-Term Municipal Income Fund
Research Fund	Short-Term Municipal Income Fund
Strategic Volatility Equity Fund	Tax Exempt Income Fund
Tax Exempt Money Market Fund*
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds:
George Putnam Balanced Fund	Arizona, California, Massachusetts, Michigan,
Global Dividend Fund	Minnesota, New Jersey, New York, Ohio,
The Putnam Fund for Growth and Income	and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax Exempt Income Fund	59

Absolute Return	Putnam RetirementReady® Funds — portfolios
Absolute Return 100 Fund®	with automatically adjusting allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market instruments,
Absolute Return 500 Fund®	becoming more conservative over time.
Absolute Return 700 Fund®
RetirementReady 2055 Fund
Global Sector	RetirementReady 2050 Fund
Global Consumer Fund	RetirementReady 2045 Fund
Global Energy Fund	RetirementReady 2040 Fund
Global Financials Fund	RetirementReady 2035 Fund
Global Health Care Fund	RetirementReady 2030 Fund
Global Industrials Fund	RetirementReady 2025 Fund
Global Natural Resources Fund	RetirementReady 2020 Fund
Global Sector Fund	RetirementReady 2015 Fund
Global Technology Fund
Global Telecommunications Fund	Putnam Retirement Income Lifestyle
Global Utilities Fund	Funds — portfolios with managed
allocations to stocks, bonds, and money
Asset Allocation	market investments to generate
Putnam Global Asset Allocation Funds —	retirement income.
portfolios with allocations to stocks, bonds,
and money market instruments that are	Retirement Income Fund Lifestyle 1
adjusted dynamically within specified ranges	Retirement Income Fund Lifestyle 2
as market conditions change.	Retirement Income Fund Lifestyle 3

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation
Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

60	Tax Exempt Income Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President, Treasurer,
Investment Sub-Manager	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Kenneth R. Leibler	Principal Accounting Officer,
Marketing Services	Robert E. Patterson	and Assistant Treasurer
Putnam Retail Management	George Putnam, III
One Post Office Square	Robert L. Reynolds	Susan G. Malloy
Boston, MA 02109	W. Thomas Stephens	Vice President and
Assistant Treasurer
Custodian	Officers
State Street Bank	Robert L. Reynolds	James P. Pappas
and Trust Company	President	Vice President

Legal Counsel	Jonathan S. Horwitz	Mark C. Trenchard
Ropes & Gray LLP	Executive Vice President,	Vice President and
	Principal Executive Officer, and	BSA Compliance Officer
Independent Registered	Compliance Liaison
Public Accounting Firm		Nancy E. Florek
KPMG LLP	Steven D. Krichmar	Vice President, Director of
	Vice President and	Proxy Voting and Corporate
	Principal Financial Officer	Governance, Assistant Clerk,
and Associate Treasurer
Robert T. Burns
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

PROUD SPONSOR US SKI TEAM US SNOWBOARDING

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

AN041
283888 11/13

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2013	$57,855	$--	$6,458	$ —
September 30, 2012	$56,432	$--	$6,300	$ —

For the fiscal years ended September 30, 2013 and September 30, 2012, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $6,458 and $ 6,300 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2013	$ —	$ —	$ —	$ —

September 30, 2012	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Tax Exempt Income Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 26, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: November 26, 2013